UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/07

ITEM 1.            REPORT TO STOCKHOLDERS

NOVEMBER 30, 2007

Annual Report
to Shareholders

DWS Dreman Small Cap Value Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Directors and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility and increase its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2007

Class A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.20%, 2.00%, 1.93% and 0.85% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/07
DWS Dreman Small Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	2.79%	12.88%	20.29%	8.22%
Class B	1.92%	11.89%	19.27%	7.32%
Class C	2.00%	12.01%	19.40%	7.42%
Russell 2000® Index+	-1.17%	7.87%	14.94%	7.28%
Russell 2000® Value Index++	-8.22%	6.40%	14.99%	9.52%
	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	3.14%	13.26%	20.74%	18.04%
Russell 2000 Index+	-1.17%	7.87%	14.94%	15.10%
Russell 2000 Value Index++	-8.22%	6.40%	14.99%	14.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/07	$ 39.01	$ 35.59	$ 36.11	$ 39.64
11/30/06	$ 40.05	$ 37.03	$ 37.51	$ 40.58
Distribution Information: Twelve Months as of 11/30/07: Income Dividends	$ —	$ —	$ —	$ .04
Capital Gain Distributions	$ 2.11	$ 2.11	$ 2.11	$ 2.11
Class A Lipper Rankings — Small-Cap Core Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	229	of	759	31
3-Year	45	of	600	8
5-Year	26	of	460	6
10-Year	90	of	164	55

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Small Cap Value Fund — Class A [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/07
DWS Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,688	$13,557	$23,740	$20,768
	Average annual total return	-3.12%	10.67%	18.88%	7.58%
Class B	Growth of $10,000	$9,904	$13,809	$24,040	$20,261
	Average annual total return	-.96%	11.36%	19.18%	7.32%
Class C	Growth of $10,000	$10,200	$14,054	$24,263	$20,466
	Average annual total return	2.00%	12.01%	19.40%	7.42%
Russell 2000 Index+	Growth of $10,000	$9,883	$12,550	$20,057	$20,183
	Average annual total return	-1.17%	7.87%	14.94%	7.28%
Russell 2000 Value Index++	Growth of $10,000	$9,178	$12,045	$20,104	$24,822
	Average annual total return	-8.22%	6.40%	14.99%	9.52%

The growth of $10,000 is cumulative.

+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 smallest companies in the Russell 3000 Index.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Dreman Small Cap Value Fund — Institutional Class [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended November 30
Comparative Results as of 11/30/07
DWS Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,031,400	$1,453,000	$2,566,100	$2,401,000
	Average annual total return	3.14%	13.26%	20.74%	18.04%
Russell 2000 Index+	Growth of $1,000,000	$988,300	$1,255,000	$2,005,700	$2,092,800
	Average annual total return	-1.17%	7.87%	14.94%	15.10%
Russell 2000 Value Index++	Growth of $1,000,000	$917,800	$1,204,500	$2,010,400	$2,046,100
	Average annual total return	-8.22%	6.40%	14.99%	14.61%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 smallest companies in the Russell 3000 Index.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 0.90% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 11/30/07
DWS Dreman Small Cap Value Fund	1-Year	Life of Class*
Class S	2.99%	13.02%
Russell 2000 Index+	-1.17%	8.48%
Russell 2000 Value Index++	-8.22%	6.85%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/07	$ 39.39
11/30/06	$ 40.37
Distribution Information: Twelve Months as of 11/30/07: Income Dividends	$ .02
Capital Gain Distributions	$ 2.11
Class S Lipper Rankings — Small-Cap Core Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	219	of	759	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman Small Cap Value Fund — Class S [] Russell 2000 Index+ [] Russell 2000 Value Index++

Comparative Results as of 11/30/07
DWS Dreman Small Cap Value Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,299	$14,003
	Average annual total return	2.99%	13.02%
Russell 2000 Index+	Growth of $10,000	$9,883	$12,508
	Average annual total return	-1.17%	8.48%
Russell 2000 Value Index++	Growth of $10,000	$9,178	$12,000
	Average annual total return	-8.22%	6.85%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 smallest companies in the Russell 3000 Index.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2007 to November 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 932.60	$ 928.70	$ 929.00	$ 933.80	$ 934.40
Expenses Paid per $1,000*	$ 5.86	$ 9.77	$ 9.48	$ 4.94	$ 4.12
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,019.00	$ 1,014.94	$ 1,015.24	$ 1,019.95	$ 1,020.81
Expenses Paid per $1,000*	$ 6.12	$ 10.20	$ 9.90	$ 5.16	$ 4.31
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Small Cap Value Fund	1.21%	2.02%	1.96%	1.02%	.85%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Dreman Small Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Dreman Small Cap Value Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management L.L.C. ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1977 and currently manages over $18.9 billion in assets as of November 30, 2007.

Portfolio Management Team

Dreman Value Management, L.L.C. is the subadvisor for the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager

Began investment career in 1957.

Joined the fund team in 2002.

Founder, Dreman Value Management, L.L.C.

Mark Roach

Portfolio Manager

Joined Dreman Value Management, L.L.C. in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products.

Joined the fund team in 2006.

Prior to that, Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006; security analyst from 1997 to 2001 for various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

BS, Baldwin Wallace College; MBA, University of Chicago.

E. Clifton Hoover, Jr.

Portfolio Manager

Joined Dreman Value Management L.L.C. in 2006 as a Managing Director and Co-Chief Investment Officer of Large Cap Value Strategy.

Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997; Vice President — Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for RepublicBank (now Bank of America), 1985-1990.

Over 21 years of investment industry experience.

Joined the fund team in 2006.

MS, Texas Tech University.

In the following interview, Lead Portfolio Manager David N. Dreman and Portfolio Managers E. Clifton Hoover, Jr. and Mark Roach discuss the market environment and performance of DWS Dreman Small Cap Value Fund for the 12-month period ended November 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last 12 months?

A: It was a generally positive period for the US equity market, although with considerable volatility. After a period of strength in late 2006, there was a dip in late February and early March. Markets began to rise again through mid-July, drifted lower in the late summer, then rallied again in September, responding in part to the US Federal Reserve Board's (the Fed's) mid-September interest rate reduction. Volatility returned in October and November, as markets responded to further bad news about the potential impact of the subprime mortgage crisis.

The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 7.05% for the 12 months ended November 30, 2007.1 Large-cap stocks performed better than mid-cap or small-cap issues. The large-cap Russell 1000® Index posted a return of 7.83% for the 12-month period, while the Russell Midcap® Index returned 5.92%.2

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The small-cap Russell 2000® Index returned -1.17%.3 In the small cap category, growth stocks performed significantly better than value stocks: The return of the Russell 2000® Growth Index was 6.12%, compared with -8.22% for the Russell 2000® Value Index.4 The strongest industry sectors within the Russell 2000 Value Index were materials and health care; the weakest were financials and consumer discretionary.

3 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 smallest companies in the Russell 3000 Index.
4 The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did the fund perform?

A: The fund's return for the 12 months ended November 30, 2007 (Class A shares) was 2.79%, compared with a negative return of -8.22% for the Russell 2000 Value Index. This return places the fund in the 31st percentile of its peer of Lipper Small Cap Core Funds, which had an average return of -0.11%.5 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

5 Lipper Small Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.
Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What strategies or holdings contributed most to performance?

A: A major positive was a significant underweight relative to the Russell 2000 Value Index in the financial sector, which represents more than 30% of the index.6 Regional banks, thrifts and real estate investment trusts make up a significant portion of the small-cap financial sector. These stocks performed quite poorly, as investors demonstrated concern about the impact of the mortgage crisis and weakness in the housing market on these relatively undiversified businesses.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Also positive was an underweight in the consumer discretionary sector, which includes many trendy retailers that suffered in an environment of weakening consumer spending. The fund benefited also from a slight underweight in the information technology sector, which had a negative return.

In the first half of the fund's fiscal year, there was significant acquisition activity, and the fund benefited as many stocks were acquired or reached agreements to be acquired. These include defense contractor EDO Corp. and engineering firm Washington Group International, both in the industrial sector. In the second half of the year, acquisition activity slowed, as the subprime crisis warranted a more cautious outlook.

A significant overweight in the industrials sector contributed to performance, and stocks of companies that participate in world economic growth — providing elements of key infrastructure — were among the fund's best-performing holdings. These include CommScope Inc. and General Cable Corp., both of which provide cable for networking technology. These stocks can be highly volatile, creating opportunities to trim positions on strength and then buy back at lower prices. Other positives were EMCOR Group, Inc. and Chicago Bridge & Iron Co., NV, both of which are involved in construction engineering. These two positions are among the fund's holdings with significant international exposure, although they are domiciled in the United States.

In health care, drug researcher Charles River Laboratories International, Inc. and Kinetic Concepts, Inc., which makes products for wound care and other therapies, were among the best-performing holdings. After the end of the period, we sold Charles River when the stock moved up to a price that we felt no longer represented good value. Another positive was Vector Group Ltd., one of the few opportunities in the small-cap arena to gain exposure to the highly profitable tobacco industry.

Q: What were some of the negatives?

A: Although the fund has a significant underweight in the financial sector, several of the worst-performing positions are in this sector. These include mortgage lender NovaStar Financial Inc. and KKR Financial Holdings LLC, a private equity firm; both of these positions have been sold.

Also negative was an underweight position relative to the benchmark in the materials sector, which performed well. We have reduced positions in metals and steels after many of these stocks rose to levels that we felt no longer represented good value at this stage of the economic cycle.

Q: Do you have other comments for shareholders?

A: After many years of market leadership by small-cap stocks, small-cap underperformed large-cap over the last 12 months, as investors began to seek less risky investments. Anticipating this shift, we sold many of the fund's highest priced holdings early in the fiscal year and increased the defensiveness of the portfolio.

The small-cap market can be quite volatile because many of these stocks do not trade in great volume, and that volatility often creates opportunities for our contrarian investment philosophy. We seek small-cap companies with positive earnings momentum, positive cash flow and solid balance sheets that can be bought at prices below what we see as their intrinsic value.

As always, we thank our shareholders for their continued support and interest. We believe that our time-tested contrarian approach, with a focus on companies with solid long-term earnings-growth prospects and below-market price-to-earnings ratios, can help our shareholders achieve their long-term investment goals.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/07	11/30/06

Common Stocks	90%	94%
Cash Equivalents	9%	5%
Closed End Investment Companies	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/07	11/30/06

Industrials	22%	25%
Financials	15%	21%
Energy	12%	13%
Information Technology	12%	11%
Health Care	10%	8%
Materials	9%	9%
Consumer Staples	8%	2%
Utilities	6%	5%
Consumer Discretionary	4%	6%
Telecommunication Services	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2007 (12.7% of Net Assets)
1. RTI International Metals, Inc. Manufacturer and distributor of titanium and specialty metal mill products	1.7%
2. EDO Corp. Manufacturer of specialized electronic products for defense contractors	1.4%
3. URS Corp. Provider of infrastructure projects involving transportation, pollution control and hazardous waste	1.3%
4. Parallel Petroleum Corp. Explorer and producer of oil and natural gas	1.3%
5. Chicago Bridge & Iron Co. Designer of steel plate structures	1.3%
6. STEC, Inc. Provider of technology solutions	1.2%
7. Anixter International, Inc. Provider of cabling solutions for private network infrastructure requirements	1.2%
8. LifePoint Hospitals, Inc. Provider of health care services through its hospitals	1.1%
9. Pan American Silver Corp. Explorer and developer of silver mines	1.1%
10. EMCOR Group, Inc. Provider of mechanical and electrical construction services	1.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2007

	Shares	Value ($)

Common Stocks 89.1%
Consumer Discretionary 3.6%
Diversified Consumer Services 0.6%
Regis Corp.	410,000	12,049,900
Household Durables 0.6%
Helen of Troy Ltd.* (a)	657,100	11,913,223
Leisure Equipment & Products 0.4%
Callaway Golf Co. (a)	561,200	9,574,072
Specialty Retail 1.0%
Conn's, Inc.* (a)	301,100	5,449,910
The Men's Wearhouse, Inc. (a)	425,300	14,681,356
		20,131,266
Textiles, Apparel & Luxury Goods 1.0%
Phillips-Van Heusen Corp.	302,864	12,847,491
Wolverine World Wide, Inc. (a)	352,750	8,737,617
		21,585,108
Consumer Staples 7.0%
Food & Staples Retailing 2.4%
Nash Finch Co. (a)	329,000	11,742,010
Ruddick Corp. (a)	603,300	21,592,107
Weis Markets, Inc.	409,200	16,744,464
		50,078,581
Food Products 3.2%
Del Monte Foods Co.	1,399,800	12,318,240
Pilgrim's Pride Corp. (a)	414,000	10,797,120
Ralcorp Holdings, Inc.*	361,400	22,186,346
The J.M. Smucker Co.	444,400	21,833,372
		67,135,078
Household Products 0.4%
Church & Dwight Co., Inc.	127,800	7,172,136
Tobacco 1.0%
Vector Group Ltd.	987,057	21,734,995
Energy 10.6%
Energy Equipment & Services 5.8%
Atwood Oceanics, Inc.*	161,200	14,064,700
Bristow Group, Inc.* (a)	156,300	8,596,500
Helix Energy Solutions Group, Inc.*	522,000	21,187,980
Hercules Offshore, Inc.* (a)	819,252	20,489,493
Key Energy Services, Inc.*	747,900	10,021,860
Matrix Service Co.* (a)	239,300	6,243,337
NATCO Group, Inc. "A"* (a)	116,500	5,538,410
Oil States International, Inc.* (a)	296,600	9,405,186
RPC, Inc. (a)	1,008,600	11,195,460
Superior Energy Services, Inc.*	405,600	14,155,440
		120,898,366
Oil, Gas & Consumable Fuels 4.8%
Arena Resources, Inc.*	302,800	11,382,252
Parallel Petroleum Corp.* (a)	1,452,800	27,821,120
Petrohawk Energy Corp.* (a)	1,211,200	19,742,560
PetroQuest Energy, Inc.* (a)	1,344,600	17,869,734
Pinnacle Gas Resources, Inc. 144A*	459,000	2,180,250
Uranium Resources, Inc.* (d)	1,697,198	20,128,768
		99,124,684
Financials 13.8%
Capital Markets 0.7%
FBR Capital Markets Corp. 144A*	204,400	2,058,308
MCG Capital Corp.	229,900	2,597,870
Waddell & Reed Financial, Inc. "A"	294,400	10,062,592
		14,718,770
Commercial Banks 2.5%
AmericanWest Bancorp.	323,500	5,871,525
Citizens Republic Bancorp., Inc. (a)	753,900	10,720,458
Columbia Banking System, Inc. (a)	442,800	13,642,668
MB Financial, Inc. (a)	146,300	4,637,710
Provident Bankshares Corp.	93,900	2,201,955
Sterling Financial Corp. (a)	221,207	3,966,242
UCBH Holdings, Inc. (a)	712,800	11,461,824
		52,502,382
Diversified Financial Services 1.0%
ASTA Funding, Inc. (a)	548,100	19,819,296
CMET Finance Holdings, Inc. 144A*	10,800	129,600
		19,948,896
Insurance 8.6%
Allied World Assurance Co. Holdings Ltd.	303,700	14,055,236
AmCOMP, Inc.*	50,000	494,500
Amerisafe, Inc.* (a)	561,900	8,574,594
Argo Group International Holdings Ltd.*	337,038	13,316,371
CastlePoint Holdings Ltd.	45,500	535,080
CastlePoint Holdings Ltd. 144A*	343,900	4,044,264
Endurance Specialty Holdings Ltd. (a)	525,200	21,212,828
Hanover Insurance Group, Inc.	356,800	16,091,680
IPC Holdings Ltd. (a)	525,500	15,533,780
Odyssey Re Holdings Corp. (a)	504,500	19,443,430
Platinum Underwriters Holdings Ltd.	390,100	14,168,432
Selective Insurance Group, Inc.	427,400	10,082,366
StanCorp Financial Group, Inc.	266,900	13,902,821
Tower Group, Inc. (a)	415,600	13,473,752
United Fire & Casualty Co.	477,000	14,701,140
		179,630,274
Real Estate Investment Trusts 1.0%
Ashford Hospitality Trust (REIT)	1,377,900	10,664,946
CapLease, Inc. (REIT) (a)	1,105,500	9,728,400
		20,393,346
Health Care 8.4%
Health Care Equipment & Supplies 1.4%
Kinetic Concepts, Inc.*	233,700	13,704,168
The Cooper Companies, Inc. (a)	339,600	14,612,988
		28,317,156
Health Care Providers & Services 4.9%
Amedisys, Inc.* (a)	485,200	20,698,632
Apria Healthcare Group, Inc.* (a)	541,000	11,723,470
Centene Corp.* (a)	501,300	12,532,500
Healthspring, Inc.*	974,100	18,410,490
Kindred Healthcare, Inc.* (a)	331,000	8,132,670
LifePoint Hospitals, Inc.* (a)	734,300	23,233,252
Odyssey HealthCare, Inc.* (a)	768,500	7,685,000
		102,416,014
Life Sciences Tools & Services 1.5%
Charles River Laboratories International, Inc.*	322,300	20,475,719
PerkinElmer, Inc.	428,500	11,689,480
		32,165,199
Pharmaceuticals 0.6%
Perrigo Co. (a)	407,300	12,585,570
Industrials 20.9%
Aerospace & Defense 3.5%
CAE, Inc.	1,219,200	14,496,288
DRS Technologies, Inc.	374,000	22,144,540
EDO Corp. (a)	506,700	28,283,994
Triumph Group, Inc. (a)	99,900	8,117,874
		73,042,696
Air Freight & Logistics 0.3%
ABX Air, Inc.* (a)	1,373,900	6,113,855
Building Products 0.2%
Lennox International, Inc.	147,313	4,985,072
NCI Building Systems, Inc.*	285	9,784
		4,994,856
Commercial Services & Supplies 3.2%
Administaff, Inc. (a)	315,300	10,304,004
American Ecology Corp. (a)	359,700	7,999,728
Deluxe Corp. (a)	374,200	11,820,978
Ennis, Inc. (a)	660,700	12,130,452
HNI Corp. (a)	365,500	13,351,715
Kelly Services, Inc. "A"	569,200	10,843,260
		66,450,137
Construction & Engineering 6.1%
Chicago Bridge & Iron Co., NV (New York Shares)	494,800	26,298,620
EMCOR Group, Inc.* (a)	845,700	22,529,448
Granite Construction, Inc.	279,300	11,456,886
Northwest Pipe Co.*	201,800	6,713,886
Perini Corp.* (a)	331,500	17,632,485
Sterling Construction Co., Inc.* (a) (d)	613,900	14,745,878
URS Corp.*	489,900	28,164,351
		127,541,554
Electrical Equipment 3.8%
General Cable Corp.*	169,500	12,607,410
Genlyte Group, Inc.* (a)	143,200	13,496,600
Hubbell, Inc. "B"	352,600	19,368,318
Regal-Beloit Corp.	368,500	17,348,980
Superior Essex, Inc.*	379,700	9,211,522
Thomas & Betts Corp.*	144,200	7,838,712
		79,871,542
Industrial Conglomerates 0.3%
Walter Industries, Inc.	190,600	6,611,914
Machinery 2.5%
Gardner Denver, Inc.*	354,800	11,747,428
Harsco Corp.	259,800	15,606,186
Mueller Water Products, Inc. "A" (a)	715,200	7,488,144
Mueller Water Products, Inc. "B"	314,796	3,151,108
Watts Water Technologies, Inc. "A" (a)	451,800	13,219,668
		51,212,534
Road & Rail 0.6%
Genesee & Wyoming, Inc.* (a)	491,700	12,882,540
Trading Companies & Distributors 0.4%
WESCO International, Inc.*	189,400	7,666,912
Information Technology 10.4%
Communications Equipment 2.3%
Arris Group, Inc.* (a)	1,282,800	13,379,604
Black Box Corp. (a)	522,500	19,228,000
CommScope, Inc.* (a)	366,700	14,851,350
		47,458,954
Computers & Peripherals 1.7%
Avid Technology, Inc.* (a)	329,500	8,741,635
STEC, Inc.* (a) (d)	2,763,900	25,759,548
		34,501,183
Electronic Equipment & Instruments 3.5%
Anixter International, Inc.* (a)	398,100	25,677,450
Mettler-Toledo International, Inc.*	169,300	19,699,748
Park Electrochemical Corp.	515,582	15,183,890
Scansource, Inc.* (a)	364,100	12,845,448
		73,406,536
IT Services 0.7%
CACI International, Inc. "A"* (a)	319,100	14,483,949
Semiconductors & Semiconductor Equipment 0.5%
MKS Instruments, Inc.* (a)	609,900	11,081,883
Software 1.7%
Jack Henry & Associates, Inc.	765,900	20,495,484
Sybase, Inc.* (a)	565,300	14,494,292
		34,989,776
Materials 8.1%
Chemicals 2.2%
CF Industries Holdings, Inc. (a)	212,100	19,296,858
Hercules, Inc.	689,700	13,387,077
OM Group, Inc.* (a)	246,900	13,898,001
		46,581,936
Construction Materials 0.6%
Headwaters, Inc.* (a)	375,000	4,500,000
Texas Industries, Inc. (a)	130,400	9,047,152
		13,547,152
Metals & Mining 5.3%
Century Aluminum Co.*	245,100	14,054,034
IAMGOLD Corp.	1,905,200	16,327,564
Metal Management, Inc. (a)	125,200	5,761,704
Pan American Silver Corp.*	708,900	22,543,020
RTI International Metals, Inc.*	478,800	35,163,072
Worthington Industries, Inc. (a)	220,600	4,674,514
Yamana Gold, Inc. (a)	845,070	10,867,600
		109,391,508
Telecommunication Services 1.5%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc. (a)	1,067,500	16,012,500
Iowa Telecommunications Services, Inc.	868,700	14,802,648
		30,815,148
Utilities 4.8%
Electric Utilities 1.8%
ALLETE, Inc. (a)	361,300	14,798,848
IDACORP, Inc. (a)	435,400	15,308,664
Sierra Pacific Resources (a)	400,900	6,895,480
		37,002,992
Gas Utilities 1.8%
Southern Union Co. (a)	749,900	22,384,515
Suburban Propane Partners, LP	386,900	16,555,451
		38,939,966
Multi-Utilities 1.2%
CMS Energy Corp. (a)	205,500	3,581,865
Integrys Energy Group, Inc.	299,700	15,287,697
TECO Energy, Inc.	317,500	5,499,101
		24,368,663
Total Common Stocks (Cost $1,622,356,744)		1,857,033,202

Closed End Investment Companies 1.2%
Apollo Investment Corp. (a)	839,300	14,864,003
Tortoise Energy Infrastructure Corp. (a)	307,357	9,976,808
Total Closed End Investment Companies (Cost $25,454,143)		24,840,811

Securities Lending Collateral 18.8%
Daily Assets Fund Institutional, 5.09% (b) (c) (Cost $391,577,200)	391,577,200	391,577,200

Cash Equivalents 8.4%
Cash Management QP Trust, 4.88% (b) (Cost $175,687,753)	175,687,753	175,687,753
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,215,075,840)+	117.5	2,449,138,966
Other Assets and Liabilities, Net	(17.5)	(365,478,938)
Net Assets	100.0	2,083,660,028
* Non-income producing security.
+ The cost for federal income tax purposes was $2,217,082,477. At November 30, 2007, net unrealized appreciation for all securities based on tax cost was $232,056,489. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $376,912,948 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $144,856,459.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements) amounting to $370,833,992. In addition, included in other assets and liabilities is a pending sale, amounting to $4,672,800, that is also on loan. The value of all securities loaned at November 30, 2007 amounted to $375,506,792 which is 18.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d) Affiliated issuer (see Notes to Financial Statements).

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2007
Assets
Investments: Investments in securities, at value (cost $1,608,412,715) — including $370,833,992 of securities loaned	$ 1,821,239,819
Affiliated Issuers (cost $39,398,172)	60,634,194
Investment in Daily Assets Fund Institutional (cost $391,577,200)*	391,577,200
Investment in Cash Management QP Trust (cost $175,687,753)	175,687,753
Total investments at value (cost $2,215,075,840)	2,449,138,966
Cash	10,000
Dividends receivable	1,728,173
Interest receivable	936,153
Receivable for Fund shares sold	3,530,638
Receivable for investments sold	43,296,912
Foreign taxes recoverable	87
Other assets	55,144
Total assets	2,498,696,073
Liabilities
Payable upon return of securities loaned	391,577,200
Payable for investments purchased	15,679,743
Payable for Fund shares redeemed	4,994,396
Accrued management fee	1,202,438
Other accrued expenses and payables	1,582,268
Total liabilities	415,036,045
Net assets, at value	$ 2,083,660,028
Net Assets Consist of
Undistributed net investment income	16,214,365
Net unrealized appreciation (depreciation) on investments	234,063,126
Accumulated net realized gain (loss)	212,259,677
Paid-in capital	1,621,122,860
Net assets, at value	$ 2,083,660,028
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,404,866,681 ÷ 36,017,076 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 39.01
Maximum offering price per share (100 ÷ 94.25 of $39.01)	$ 41.39

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($91,623,603 ÷ 2,574,327 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 35.59

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($248,690,389 ÷ 6,886,213 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 36.11
Class S Net Asset Value, offering and redemption price(a) per share ($215,688,908 ÷ 5,476,345 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 39.39
Institutional Class Net Asset Value, offering and redemption price(a) per share ($122,790,447 ÷ 3,097,316 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 39.64
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $26,977)	$ 26,292,785
Interest — Cash Management QP Trust	5,669,326
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,143,005
Total Income	34,105,116
Expenses: Management fee	15,056,842
Services to shareholders	4,430,383
Distribution and service fees	7,008,880
Custodian fee	82,026
Professional fees	121,331
Directors' fees and expenses	80,798
Reports to shareholders	552,413
Registration fees	195,977
Other	72,631
Total expenses before expense reductions	27,601,281
Expense reductions	(98,197)
Total expenses after expense reductions	27,503,084
Net investment income (loss)	6,602,032
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments — Unaffiliated issuers	239,884,615
Investments — Affiliated issuers	(10,125,560)
Foreign currency	82
Payment by affiliates (see Note H)	3,098
229,762,235
Change in net unrealized appreciation (depreciation) on investments	(179,896,628)
Net gain (loss)	49,865,607
Net increase (decrease) in net assets resulting from operations	$ 56,467,639

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2007	2006
Operations: Net investment income (loss)	$ 6,602,032	$ 2,857,723
Net realized gain (loss)	229,762,235	98,301,135
Change in net unrealized appreciation (depreciation)	(179,896,628)	201,483,127
Net increase (decrease) in net assets resulting from operations	56,467,639	302,641,985
Distributions to shareholders from: Net investment income: Class A	—	(9,198,768)
Class I	—	(23,718)
Class R	—	(1,356)
Class S	(110,064)	(63,876)
Institutional Class	(145,285)	(369,957)
Net realized gains: Class A	(64,992,461)	(63,017,826)
Class B	(6,561,222)	(10,231,750)
Class C	(15,492,464)	(14,688,286)
Class I	—	(282,105)
Class R	—	(270,393)
Class S	(8,175,029)	(435,484)
Institutional Class	(6,178,505)	(3,126,509)
Total distributions	(101,655,030)	(101,710,028)
Fund share transactions: Proceeds from shares sold	791,477,692	922,885,500
Reinvestment of distributions	81,984,950	83,199,332
Cost of shares redeemed	(600,584,469)	(358,972,406)
Redemption fees	35,505	90,287
Net increase (decrease) in net assets from Fund share transactions	272,913,678	647,202,713
Increase (decrease) in net assets	227,726,287	848,134,670
Net assets at beginning of period	1,855,933,741	1,007,799,071
Net assets at end of period (including undistributed net investment income of $16,214,365 and $2,774,665, respectively)	$ 2,083,660,028	$ 1,855,933,741

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 40.05	$ 35.36	$ 31.98	$ 25.27	$ 18.46
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.13	.17	.09	.17
Net realized and unrealized gain (loss)	.91	8.09	3.50	6.79	6.73
Total from investment operations	1.07	8.22	3.67	6.88	6.90
Less distributions from: Net investment income	—	(.39)	—	(.17)	(.09)
Net realized gains	(2.11)	(3.14)	(.29)	—	—
Total distributions	(2.11)	(3.53)	(.29)	(.17)	(.09)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 39.01	$ 40.05	$ 35.36	$ 31.98	$ 25.27
Total Return (%)[b]	2.79	25.45	11.55	27.37	37.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,405	1,206	703	579	351
Ratio of expenses (%)	1.20	1.19	1.27	1.29	1.43
Ratio of net investment income (loss) (%)	.42	.39	.52	.35	.91
Portfolio turnover rate (%)	60	48	67	64	67
[a] Based on average shares outstanding during period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
Class B Years Ended November 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 37.03	$ 32.84	$ 30.01	$ 23.76	$ 17.41
Income (loss) from investment operations: Net investment income (loss)[a]	(.10)	(.13)	(.09)	(.12)	.03
Net realized and unrealized gain (loss)	.77	7.46	3.21	6.37	6.32
Total from investment operations	.67	7.33	3.12	6.25	6.35
Less distributions from: Net realized gains	(2.11)	(3.14)	(.29)	—	—
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 35.59	$ 37.03	$ 32.84	$ 30.01	$ 23.76
Total Return (%)[b]	1.92	24.39	10.50	26.30	36.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	117	109	125	133
Ratio of expenses (%)	2.02	2.06	2.19	2.16	2.27
Ratio of net investment income (loss) (%)	(.40)	(.48)	(.40)	(.52)	.07
Portfolio turnover rate (%)	60	48	67	64	67
a Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
Class C Years Ended November 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 37.51	$ 33.19	$ 30.28	$ 23.94	$ 17.54
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)	(.09)	(.05)	(.09)	.04
Net realized and unrealized gain (loss)	.79	7.55	3.25	6.43	6.36
Total from investment operations	.71	7.46	3.20	6.34	6.40
Less distributions from: Net realized gains	(2.11)	(3.14)	(.29)	—	—
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 36.11	$ 37.51	$ 33.19	$ 30.28	$ 23.94
Total Return (%)[b]	2.00	24.54	10.64	26.48	36.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	249	270	152	106	71
Ratio of expenses (%)	1.95	1.93	2.05	2.04	2.21
Ratio of net investment income (loss) (%)	(.33)	(.35)	(.26)	(.40)	.13
Portfolio turnover rate (%)	60	48	67	64	67
a Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
Class S Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 40.37	$ 35.44	$ 33.09
Income (loss) from investment operations: Net investment income (loss)[b]	.21	.23	.25
Net realized and unrealized gain (loss)	.94	8.14	2.39
Total from investment operations	1.15	8.37	2.64
Less distributions from: Net investment income	(.02)	(.30)	—
Net realized gains	(2.11)	(3.14)	(.29)
Total distributions	(2.13)	(3.44)	(.29)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 39.39	$ 40.37	$ 35.44
Total Return (%)	2.99	25.84	8.05**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	216	154	4
Ratio of expenses (%)	1.05	.89	.98*
Ratio of net investment income (loss) (%)	.56	.69	.97*
Portfolio turnover rate (%)	60	48	67
a For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 40.58	$ 35.61	$ 32.10	$ 25.31	$ 18.48
Income (loss) from investment operations: Net investment income (loss)[a]	.28	.25	.27	.20	.26
Net realized and unrealized gain (loss)	.93	8.18	3.53	6.81	6.71
Total from investment operations	1.21	8.43	3.80	7.01	6.97
Less distributions from: Net investment income	(.04)	(.32)	—	(.22)	(.14)
Net realized gains	(2.11)	(3.14)	(.29)	—	—
Total distributions	(2.15)	(3.46)	(.29)	(.22)	(.14)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 39.64	$ 40.58	$ 35.61	$ 32.10	$ 25.31
Total Return (%)	3.14	25.88	11.91	27.91	38.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	123	109	34	15.619
Ratio of expenses (%)	.86	.85	.95	.88	.85
Ratio of net investment income (loss) (%)	.75	.73	.84	.76	1.49
Portfolio turnover rate (%)	60	48	67	64	67
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Dreman Small Cap Value Fund (the ``Fund'') is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and passive foreign investment companies. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 57,077,296
Undistributed net long-term capital gains	$ 173,131,739
Net unrealized appreciation (depreciation) on investments	$ 232,056,489

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2007	2006
Distribution from ordinary income*	$ 19,850,048	$ 9,871,523
Distributions from capital gains	$ 81,804,982	$ 91,838,505
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from December 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the year ended November 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $1,277,738,195 and $1,199,729,816, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

For the period from December 1, 2006 through August 18, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Institutional Class (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.92%.

Accordingly, for the year ended November 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.71% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent, dividend paying agent and shareholder service agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended November 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2007
Class A	$ 1,917,894	$ 314,950
Class B	232,064	40,901
Class C	352,761	54,418
Class S	366,419	55,722
Institutional Class	42,114	5,387
	$ 2,911,252	$ 471,378

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2007
Class B	$ 805,246	$ 57,719
Class C	2,083,068	149,259
	$ 2,888,314	$ 206,978

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2007	Annual Effective Rate
Class A	$ 3,200,478	$ 261,422.23%
Class B	262,469	19,572.24%
Class C	657,619	50,255.24%
	$ 4,120,566	$ 331,249

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2007, aggregated $77,934.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2007, the CDSC for Class B and C shares aggregated $160,242 and $62,981 respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2007, DWS-SDI received $11,004 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $26,178, of which $10,099 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended November 30, 2007, the Advisor agreed to reimburse the Fund $21,701, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2007, the custodian fee was reduced by $2,785 and $73,711, respectively, for custodian and transfer agent credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended November 30, 2007 with companies which are or were affiliates is as follows:

Affiliate	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)	Shares at November 30, 2007	Value ($) at November 30, 2007
Uranium Resources, Inc.	—	20,035,672	(10,125,560)	—	1,697,198	20,128,768
STEC Inc.	21,411,632	—	—	—	2,763,900	25,759,548
Sterling Construction Co., Inc.	4,549,024	—	—	—	613,900	14,745,878
	25,960,656	20,035,672	(10,125,560)	—	5,074,998	60,634,194

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2007		Year Ended November 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	14,564,983	$ 571,165,526	14,653,148	$ 533,302,880
Class B	153,749	5,510,008	647,195	21,679,333
Class C	1,072,206	38,718,980	3,790,323	129,034,254
Class I*	—	—	30,711	1,145,340
Class R*	—	—	177,792	6,533,078
Class S	2,281,823	90,572,633	3,830,345	145,107,422
Institutional Class	2,162,005	85,510,545	2,370,632	86,083,193
		$ 791,477,692		$ 922,885,500
Shares issued to shareholders in reinvestment of distributions
Class A	1,426,209	$ 53,865,875	1,862,187	$ 62,016,632
Class B	169,272	5,879,114	306,184	9,373,515
Class C	302,726	10,663,129	323,278	10,023,481
Class I*	—	—	8,822	305,795
Class R*	—	—	7,929	264,084
Class S	216,346	8,244,708	14,572	486,684
Institutional Class	86,929	3,332,124	21,645	729,141
		$ 81,984,950		$ 83,199,332
Shares redeemed
Class A	(10,082,606)	$ (396,802,847)	(6,519,201)	$ (235,320,127)
Class B	(898,564)	(32,521,458)	(1,107,925)	(37,054,263)
Class C	(1,690,191)	(61,912,893)	(1,500,250)	(51,157,764)
Class I*	—	—	(70,632)	(2,433,148)
Class R*	—	—	(30,612)	(1,124,009)
Class S	(832,918)	(33,014,936)	(137,355)	(5,110,014)
Institutional Class	(1,846,366)	(76,332,335)	(726,381)	(26,773,081)
		$ (600,584,469)		$ (358,972,406)
Shares converted*
Class A	—	$ —	238,939	$ 9,392,602
Class I	—	—	(61,427)	(2,341,091)
Class R	—	—	(236,497)	(9,392,602)
Institutional Class	—	—	64,049	2,341,091
		$ —		$ —
Redemption fees		$ 35,505		$ 90,287
Net increase (decrease)
Class A	5,908,586	$ 228,256,223	10,235,073	$ 369,457,319
Class B	(575,543)	(21,131,788)	(154,546)	(5,995,065)
Class C	(315,259)	(12,529,999)	2,613,351	87,912,325
Class I*	—	—	(92,526)	(3,323,104)
Class R*	—	—	(81,388)	(3,719,197)
Class S	1,665,251	65,805,822	3,707,562	140,486,640
Institutional Class	402,568	12,513,420	1,729,945	62,383,795
		$ 272,913,678		$ 647,202,713
* On June 28, 2006, the Board of the Fund approved the conversion of Class I shares of the Fund into Institutional Class shares of the Fund, and Class R shares of the Fund into Class A shares of the Fund. These conversions were completed on August 18, 2006 and November 17, 2006, respectively, and these shares are no longer offered.

H. Payment Made by Affiliates

During the year ended November 30, 2007, the Subadvisor reimbursed the Fund $3,098, for certain transactions executed in violation of the Fund's investment restrictions. The amount of this reimbursement was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Dreman Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Dreman Small Cap Value Fund, one of a series of DWS Value Series, Inc. (the "Corporation"), including the investment portfolio, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Small Cap Value Fund at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 21, 2008

Tax Information (Unaudited)

The Fund paid distributions of $1.70 per share from net long-term capital gains during its year ended November 30, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 96% of the income dividends paid during the Fund's fiscal year ended November 30, 2007 qualified for the dividends received deduction.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $191,224,000 as capital gain dividends for its year ended November 30, 2007, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates approximately $28,784,000, or the maximum amount allowable under law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call (800) 621-1048.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Directors were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board also noted that the Fund closed to new investors effective on December 29, 2006. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board considered the delegation of day-to-day portfolio management responsibility to Dreman Value Management, L.L.C. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board showed that the Fund's management fee rate was at the 22nd percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 7th percentile for Class A shares, the 22nd percentile for Class B shares, the 3rd percentile for Class C shares, the 1st percentile for Institutional Class shares, and the 3rd percentile for Class S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations in Connection with the Annual Review of the Sub-Advisory Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") and Dreman Value Management, L.L.C. (the "Sub-Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Sub-Advisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Sub-Advisory Agreement, the various Committees and the Board considered the factors described below, among others. The Board also noted that the Fund closed to new investors effective on December 29, 2006.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-Advisor, investment approach of the Sub-Advisor, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board considered short-term and longer-term performance of the Fund (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Sub-Advisor historically have been and continue to be satisfactory, and that the Fund's performance during the tenure of the Sub-Advisor was satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate under the Sub-Advisory Agreement and how it related to the overall management fee structure of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Sub-Advisor, an unaffiliated third party, and that the Advisor compensates the Sub-Advisor from its fees. The Board also considered the estimated profitability of the Sub-Advisor based on revenues and expenses provided by the Sub-Advisor and concluded that the estimated profitability realized by the Sub-Advisor in connection with the management of the Fund was not unreasonable.

As part of its review of the investment management agreement with DIMA, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board also noted that the investment management agreement with DIMA included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Sub-Advisor. The Board also considered the character and amount of other incidental benefits received by the Sub-Advisor and its affiliates. The Board considered benefits to the Sub-Advisor related to brokerage and soft-dollar allocations, along with incidental name recognition benefits resulting from the Sub-Advisor's association with the DWS Dreman Funds. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Sub-Advisory Agreement continue to be fair and reasonable and that the continuation of the Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations of an Amended and Restated Investment Management Agreement

On November 14, 2007, the Board, including all the Independent Board Members, approved an Amended and Restated Investment Management Agreement (the "Amended Management Agreement") with respect to the Fund. The Board also unanimously agreed to recommend that the Amended Management Agreement be approved by the Fund's shareholders. The Amended Management Agreement and an Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on the Fund's shareholders. The Independent Board Members met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

The proposed arrangements would facilitate uniformity and conform management and administrative fee structures across all DWS Funds.

The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

The aggregate fee paid by the Fund to DIMA will remain the same under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

The Board also considered that it renewed the Agreement for the Fund as part of its annual contract renewal process in September 2007 as described above. In connection with its review of the Amended Management Agreement, the Board considered DIMA's representation that the Board may rely on and take into account the information provided in connection with the renewal of the Agreement for the Fund. Accordingly, the Board took note of the factors it considered and the conclusions it reached in approving the renewal of the Agreement for the Fund.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	58
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	58
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	58
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	58
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	58
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	58
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		58
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	61
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4,(1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSVC	KDSIX
CUSIP Number	23338F-820	23338F-812	23338F-796	23338F-762	23338F-754
Fund Number	088	288	388	2389	545

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, November 30, 2007, DWS Dreman Small Cap Value Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “ audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “ independent,” meaning that he is not an “ interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “ audit committee financial expert” is not an “ expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “ audit committee financial expert.” Further, the designation of a person as an “ audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “ audit committee financial expert” designation. Similarly, the designation of a person as an “ audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DREMAN SMALL CAP VALUE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended November 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$54,687	$0	$7,457	$0
2006	$50,364	$0	$6,868	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$80,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$7,457	$486,614	$1,215,526	$1,709,597
2006	$6,868	$316,254	$948,620	$1,271,742

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 1, 2008